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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           _________________________

                               Amendment No. 1 To

                                   Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               December 19, 2001
                               -----------------
                                 Date of Report
                       (Date of earliest event reported)


                             LONGVIEW FIBRE COMPANY
      -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Washington                      0-1370                  91-0298760
      ------------                    ----------              ------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
     of Incorporation)                                     Identification No.)




                   300 Fibre Way, Longview, Washington  98632
         -------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (360) 425-1550
         -------------------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.        Other Events

     On December 19, 2001, Longview Fibre Company issued a press release announcing its planned debt financing. The press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated by reference herein.


Item 7.        Financial Statements and Exhibits


     (c)       Exhibits
               --------
               99.1 Press Release issued December 19, 2001



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LONGVIEW FIBRE COMPANY


Dated:  December 19, 2001                 By:L.J. HOLBROOK
                                             -------------
                                             L.J. Holbrook
                                             Senior Vice President - Finance,
                                             Treasurer and Secretary